UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

OREGON	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In the seventh paragraph of the attached Exhibit 99.1, Mentor Graphics Corporation provided forward looking statements that updated the Company’s outlook for the second fiscal quarter and provided additional guidance for fiscal year 2008. These forward looking statements are being furnished to, rather than filed with, the Securities and Exchange Commission.

Item 8.01 Other Events

As more fully described in the attached Exhibit 99.1 (except for the seventh paragraph thereof, which is being furnished pursuant to Item 7.01), on June 8, 2007, Mentor Graphics Corporation closed its acquisition of Sierra Design Automation, Inc., a Delaware corporation.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1: Press release issued by Mentor Graphics Corporation on June 11, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date: June 11, 2007	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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